Investments in Unconsolidated Real Estate (FY) (Tables)	12 Months Ended
Dec. 31, 2019
Real Estate [Abstract]
Terms of Investment In Unconsolidated Real Estate
The primary terms of the Lector85 Investment are:

Preferred Return (1)	Latest Redemption Date (2)
13%	August 15, 2024

(1) Rate will be reduced to an annualized rate of 10% upon either project stabilization, or one year following receipt of the project’s final certificate of occupancy, (whichever occurs later) and subject to satisfaction of loan-to-value and debt service coverage ratio covenants.

(2) Subject to one twelve-month extension option, the Lector85 Investment cannot be redeemed earlier than two years after the receipt of all temporary certificate of occupancies. After that, it must be redeemed no later than the earlier of (i) the payment in full of the construction loan or (ii) the construction loan maturity date, which is August 15, 2022, subject to a two year extension option.